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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  JUNE 2, 1997





                         SUNRISE ASSISTED LIVING, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                          0-20765                         54-1746596
(State or other jurisdiction of            (Commission                 (I.R.S. Employer
 incorporation of organization)            File Number)                Identification No.)


                          9401 LEE HIGHWAY, SUITE 300
                            FAIRFAX, VIRGINIA 22031
              (Address of principal executive offices) (Zip Code)


                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if changed Since Last Report)


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ITEM 5.   OTHER EVENTS.



   On June 2, 1997, the Company announced it would sell $130 million aggregate principal amount of 5 1/2 % Convertible Subordinated Notes due June 15, 2002 (the "Notes") in a Rule 144A offering under the U.S. Securities Act of 1933, as amended. The Company also granted Donaldson, Lufkin & Jenrette Securities Corporation and Alex. Brown & Sons Incorporated (collectively, the "Initial Purchasers") a 30-day option to purchase up to an additional $20 million of Notes to cover over-allotments, if any.

   The closing of the sale of $150 million aggregate principal amount of Notes occurred on June 6, 1997. Net proceeds from the Note offering amounted to $145.6 million (after deducting discounts and commissions totaling $3.8 million and expenses payable by the Company estimated at $600,000).

   The Notes, which are non-callable for three years, are convertible commencing 90 days after June 6, 1997 into Common Stock of the Company at a conversion price of $37.1875 per share. The Notes are convertible into a total of 4,033,613 shares of Common Stock of the Company. The Company intends to use the net proceeds from the offering to finance the development and acquisition of additional assisted living facilities, for the possible repayment of indebtedness and for working capital and other corporate purposes.

   Pursuant to a Registration Rights Agreement between the Company and the Initial Purchasers, the Company has agreed to file with the SEC within 90 days of June 6, 1997, and to use all reasonable efforts to cause to become effective within 180 days of June 6, 1997, a shelf registration statement with respect to the resale of the Notes and the underlying Common Stock. The Company will be required to pay liquidated damages to the holders of the Notes or the underlying Common Stock under certain circumstances if the Company is not in compliance with its registration requirements.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial Statements of Business Acquired

                 Not Applicable

            (b)  Pro Forma Financial Information

                 Not Applicable

            (c)  Exhibits

            Exhibit No.                   Exhibit Name
            -----------                   ------------

                 99          Press release of June 2, 1997 (Rule 135c notice)

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            (a) Securities Sold

                Of the $150 million aggregate principal amount of Notes sold on June 6, 1997, $6.0 million aggregate principal amount of Notes were sold in reliance upon Regulation S.

            (b) Underwriters and other purchasers

                See Item 5 above.

            (c) Consideration

                See Item 5 above.

            (d) Exemption from registration claimed

                Regulation S.

            (e) Terms of conversion or exercise

                See Item 5 above.





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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SUNRISE ASSISTED LIVING, INC.

                                   (Registrant)




Date:  June 13, 1997           By: /s/ Larry E. Hulse
     ---------------              ----------------------------------
                                   Larry E. Hulse
                                   Controller and Chief Accounting Officer





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                               INDEX OF EXHIBITS

Exhibit No.                             Exhibit Name                                Page
-----------                             ------------                                ----
     99                    Press release of June 2, 1997 (Rule                       6
                           135c notice)





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